ANNUAL REPORT   DECEMBER 31, 2000

Prudential
Tax-Free Money Fund, Inc.

Fund Type Money market

Objective The highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Tax-Free Money Fund, Inc. seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by the adviser's credit research staff. There can be no assurance that the Fund will achieve its investment objective.


Tax-Free Money Fund Yield Comparison
(GRAPH)
www.prudential.com    (800) 225-1852

Performance at a Glance

Fund Facts                                              As of 12/31/00
                        7-Day        Net Asset   Weighted Avg.   Net Assets
                     Current Yld.   Value (NAV)   Mat. (WAM)     (Millions)
Prudential Tax-Free
 Money Fund, Inc.       3.83%           $1.00      61 Days          $167
iMoneyNet, Inc.
Tax-Free (SB & GP)
 Avg.*                  3.88%           $1.00      42 Days           N/A


Taxable Equivalent Yield**                             As of 12/31/00
                         @31%          @36%          @39.6%
Prudential Tax-Free
 Money Fund, Inc.        5.58%         5.98%         6.34%
iMoneyNet, Inc.
Tax-Free (SB & GP)
 Avg.*                   5.62%         6.06%         6.42%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free Stock Broker & General Purpose (SB
& GP) Average category as of December 22, 2000, the closest date to the end of our reporting period.

**Some investors may be subject to the federal alternative minimum tax (AMT).

Weighted Average Maturity Compared to the Tax-Free Money Fund Average
(GRAPH)

(LOGO)                                 February 15, 2001

Dear Shareholder,
The 12-month review period ended December 31, 2000, was a favorable time for investors in short-term municipal securities. Short-term interest rates rose in the first half of the year and remained high during the second half, providing attractive yields in the municipal money markets.

The Federal Reserve Board (the Fed) hiked rates a total of three times in the first six months of 2000 in an effort to keep inflation in check and prevent the U.S. economy from overheating. As the economy began to cool, the Fed held interest rates steady for the entire second half of the year. The final quarter of 2000 brought rapid deterioration to the growth prospects for corporate earnings and the economy. Although the Fed shifted to an easing bias in December, there was no change in rates. However, a rate cut was widely expected.

The Prudential Tax-Free Money Fund's seven-day current yield on December 31, 2000, was 3.83%, the equivalent of a 6.34% taxable yield for investors in the top 39.6% tax bracket.
The Fund maintained a $1 net asset value per share.

In the following report, the Fund's management team describes in more detail the significant developments that occurred during 2000, and explains how they responded to those events.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

David R. Odenath, Jr., President
Prudential Tax-Free Money Fund, Inc.

Prudential Tax-Free Money Fund, Inc.
Annual Report   December 31, 2000

Investment Adviser's Report

Interest rates Rise, then stabilize
At the beginning of 2000, the Fund's weighted average maturity (WAM) was longer than that of its competitive average. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. Among other factors, it takes into account the maturity of each security held by a portfolio.) We had lengthened the WAM in December 1999 to avoid having to lock in longer-term positions during the seasonal drop in yields that usually occurs in January (known as the "January effect") when investors seek to reinvest the cash received from coupon payments and maturing bonds.

Rapid growth in the economy and the accompanying fear of resurgent inflation prompted the Fed to raise interest rates three times during the first six months of 2000--in February, March, and May. As the February and March increases appeared more likely, our strategy was to shorten the Fund's WAM until we could lock in higher yields once the Fed had acted. Another consideration was to provide liquidity for the outflows that normally occur in late April and early May when shareholders withdraw money to pay their taxes.

Soon after the March increase, municipal money market yields climbed sharply as the markets began to anticipate May's half-point rate increase. Accordingly, we lengthened the Fund's WAM by purchasing securities that could be redeemed on a semiannual basis. Since municipal money market yields tend to lag those in the taxable money markets, we thought we would have more opportunities to extend our WAM if the Fed increased rates again. However, tax-exempt money market yields declined substantially after the May rate increase amid belief that the Fed was through raising rates. In retrospect, we should have extended the WAM even more in advance of the Fed's final rate hike of 2000.

Prudential Tax-Free Money Fund, Inc.
Annual Report   December 31, 2000

At the beginning of July, we experienced a seasonal drop in yields known as the "July effect." Similar to the "January effect," this phenomenon is due to a supply/demand imbalance, as investors reinvest cash from maturing principal and coupon payments, driving yields lower on municipal money market securities. To prepare for this drop in yields, we kept the Fund's WAM longer than the average going into July.

Toward the end of July, the supply/demand imbalance righted itself, and yields increased. Accordingly, we lengthened the Fund's WAM by purchasing one-year notes and commercial paper with maturities in the 30- to 60-day range. As a result, our WAM was extended slightly beyond that of our peer group.

A BUYING OPPORTUNITY
We continued our buying campaign throughout September and October as new issuance supply increased due to large issues like Texas Tax and Revenue Anticipation Notes (TRANs) coming to market. In addition, the corporate tax date of September 15 coincided with the end of the quarter for many dealers, putting further selling pressure on the short-term exempt market. These conditions drove yields up and prices down, creating an attractive buying opportunity. We responded by lengthening the Fund's WAM, purchasing 60-day commercial paper and one-year notes such as Boise City Housing Authority Idaho Bond Anticipation Notes (BANs) and Seekonk, Massachusetts BANs.

The Fed Shifts to an easing bias
December is normally a time when many money market funds experience a high level of outflows, and we try to build liquidity to meet those anticipated outflows. We also hope to use the seasonal upward spike in yields to further extend our WAM. This year, however, a weak stock market resulted in lower-than-normal money fund outflows, and market action continued to reflect the expectation of a near-term rate cut by the Fed. Consequently, the upward pressure on yields failed to materialize, and we maintained a moderately longer WAM in December.

www.prudential.com           (800) 225-1852

Looking ahead
The Fund ended the quarter with a WAM longer than the average. This will benefit the Fund in the first quarter of 2001, as rates typically drop in January due to the demand for tax-exempt money market instruments far exceeding the supply.

Furthermore, in January 2001, the Fed lowered short-term interest rates by 50 basis points on two occasions. (A basis point is one-hundredth of a percent.) We believe the Fed will continue to ease monetary policy to prevent the U.S. economy from slipping into a recession.


Prudential Tax-Free Money Fund Management Team

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Alaska  1.2%
Anchorage Alaska, G.O., Ser. 91      NR             8.00%       7/01/01    $    2,000    $    2,034,190
----------------------------------------------------------------------------------------
Colorado  2.0%
Denver City Cnty. Single Fam.
 Home, Metro Mayors Caucus Ser.
 C                                   SP1+*          4.45        5/15/01         1,265         1,265,000
East Smoky Hill Metropolitan
 Dist., Number 2, Q.T.R.M.T.         A1*            4.40        12/01/01        2,000         2,000,000
                                                                                         --------------
                                                                                              3,265,000
----------------------------------------------------------------------------------------
District of Columbia  0.3%
Dist. of Columbia, G.O., Series
 93A                                 NR             5.50        6/01/01           490(d)        492,047
----------------------------------------------------------------------------------------
Florida  7.9%
Florida Cap. Proj. Fin. Auth.
 Rev., F.R.W.D., Ser. H              VMIG1          4.90        1/03/01         5,000         5,000,000
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.,
 F.R.W.D., Ser. 171                  A1+*           5.09        1/04/01         8,125         8,125,000
                                                                                         --------------
                                                                                             13,125,000
----------------------------------------------------------------------------------------
Georgia  7.9%
Burke Cnty. Dev. Auth. Poll.
 Cntrl. Rev., Oglethorpe Pwr.
 Co., Ser. 98, T.E.C.P.              VMIG1          4.15        4/20/01         1,300         1,300,000
Cobb Cnty. Hsg. Auth., Post
 Bridge Proj., F.R.W.D., Ser.
 96                                  A1+*           5.00        1/03/01         8,100         8,100,000
De Kalb Cnty. Hsg. Auth. Multi
 Fam. Hsg. Rev., F.R.W.D.            A1*            5.14        1/04/01         1,310         1,310,000
Stephens Cnty. Dev. Auth. Ind.
 Dev. Rev., Caterpillar Inc.
 Proj., F.R.W.D.                     P-1            5.14        1/04/01         1,000         1,000,000

    6                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Stephens Cnty. Dev. Auth. Solid
 Waste, Disp. Facs. Rev.,
 F.R.W.D.                            P-1            5.14%       1/04/01    $    1,520    $    1,520,000
                                                                                         --------------
                                                                                             13,230,000
----------------------------------------------------------------------------------------
Idaho  1.2%
Boise Cnty. Idaho Hsg. Auth.
 Rev., Bond Anticipation Notes       NR             4.70        10/01/01        2,000         2,000,000
----------------------------------------------------------------------------------------
Illinois  8.3%
Illinois Edl. Facs. Auth. Rev.       P-1            4.40        4/20/01         5,000         5,000,000
Illinois Hlth. Fac. Auth. Rev.,
 Evanston Hosp. Corp. Proj.,
 Ser. 95 A.N.N.M.T.                  VMIG1          4.25        1/31/01         5,000         5,000,000
Illinois Wtr Rev., Mun. Secs.
 Trust Rec., F.R.D.D., Ser. 93       A1+            5.05        1/02/01         1,500         1,500,000
Illinois, Ser. A43, F.R.W.D.         VMIG1          4.70        1/03/01         2,295         2,295,000
                                                                                         --------------
                                                                                             13,795,000
----------------------------------------------------------------------------------------
Indiana  6.3%
Indiana Edl. Fac. Auth.,
 Wesleyan Univ., F.R.W.D., Ser.
 93                                  NR             5.00        1/04/01         4,300         4,300,000
Mount Vernon Poll. Cntrl &
 Solid Waste Rev. Ser. A             P-1            4.35        1/19/01         5,000         5,000,000
South Bend Econ. Dev. Rev.
 Dynamic R.E.H.C. Inc. Proj.,
 F.R.W.D.                            NR             5.20        1/03/01         1,195         1,195,000
                                                                                         --------------
                                                                                             10,495,000
----------------------------------------------------------------------------------------
Kentucky  6.0%
Carroll Cnty., Solid Wste.
 Disp. Facs. Rev., Ser. 94A,
 F.R.D.D., A.M.T.                    VMIG1          5.40        1/02/01         1,400         1,400,000
Henderson Cnty. Rev., Kentucky
 Hosp. Assoc. Hlth. Facs.,
 F.R.W.D., Ser. A                    VMIG1          4.90        1/03/01         3,775         3,775,000

    See Notes to Financial Statements                                      7

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Leitchfield Ind. Bldg. Rev.,
 Styline Inds. Inc. Proj.,
 F.R.W.D., A.M.T., Ser. 99           A1+*           5.05%       1/04/01    $    4,785    $    4,785,000
                                                                                         --------------
                                                                                              9,960,000
----------------------------------------------------------------------------------------
Louisiana  2.6%
Calcasieu Parish Pub. Trust
 Notes Ser. A                        NR             4.50        4/01/01           570           570,000
Jefferson Parish Sch. Brd.
 Sales and Use Tax Rev.,
 F.R.W.D., Ser. A38                  VMIG1          4.70        1/03/01         3,790         3,790,000
                                                                                         --------------
                                                                                              4,360,000
----------------------------------------------------------------------------------------
Maine  2.5%
Lewiston Ind. Dev. Rev. Diamond
 Tpke. Assoc., F.R.W.D.              A1+*           5.10        1/04/01         4,200         4,200,000
----------------------------------------------------------------------------------------
Massachusetts  2.6%
Mass. St. Hlth. and Ed. Facs.
 Auth. Rev., SGA 97, F.R.D.D.        A1+*           5.05        1/02/01           300           300,000
Seekonk Bond Appreciation Notes      NR             4.45        10/19/01        4,025         4,026,834
                                                                                         --------------
                                                                                              4,326,834
----------------------------------------------------------------------------------------
Michigan  3.0%
Detroit Sewage Disp. Rev.,
 Merlots, F.R.W.D., Ser. I           VMIG1          4.70        1/03/01         5,000         5,000,000
----------------------------------------------------------------------------------------
Minnesota  2.9%
Bloomington Comm. Dev. Rev.,
 94th Str. Assoc. Proj.,
 F.R.W.D., Ser. 85                   A1+*           5.00        1/05/01         4,775         4,775,000
----------------------------------------------------------------------------------------
Mississipi  4.3%
Mississippi Dev. Bank Spec.
 Oblig. Cert., F.R.W.D.
 Ser. 337                            VMIG1          4.99        1/04/01         2,995         2,995,000
Mississippi Hsg. Fin. Corp.
 Sngl. Fam. Mtge., F.R.W.D.,
 Ser. 88                             A1+*           5.10        1/04/01         4,220         4,220,000
                                                                                         --------------
                                                                                              7,215,000

    8                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey  3.0%
Jersey City, G.O.                    SP-1+*         4.60%       9/14/01    $    5,000    $    5,006,717
----------------------------------------------------------------------------------------
New York  0.9%
Longwood Central Sch. Dist.
 Suffolk County, Gen. Oblig.,
 Ser. 01                             NR             5.00        6/29/01         1,500         1,502,462
----------------------------------------------------------------------------------------
Ohio  2.2%
East Lake Ind. Dev. Rev., Astro
 Model Dev. Corp., F.R.W.D.,
 Ser. 96                             NR             5.20        1/04/01         2,600         2,600,000
Nordonia Hills City School
 Dist. Bond Anticipation Notes,
 Ser. A                              SP1+*          4.75        3/20/01         1,000         1,000,955
                                                                                         --------------
                                                                                              3,600,955
----------------------------------------------------------------------------------------
Oklahoma  2.4%
Rural Enterprises Inc. Rev.
 Gov. Fin. Proj., F.R.W.D.,
 Ser. A                              VMIG1          4.90        1/03/01         2,000         2,000,000
Tulsa Pkg. Auth. Rev., Williams
 Ctr. Proj., S.E.M.M.T.,
 Ser. 87 A                           VMIG1          4.45        5/15/01         2,000         2,000,000
                                                                                         --------------
                                                                                              4,000,000
----------------------------------------------------------------------------------------
Pennsylvania  3.0%
Butler Cnty. Hosp. Auth. Rev.,
 North Hills Passavant Hosp.,
 Ser. 91A, F.S.A.                    NR             7.00        6/01/01         4,800(d)      4,948,725
----------------------------------------------------------------------------------------
Rhode Island  0.4%
Rhode Island Desp. Econ.
 Protection Corp. Spc. Oblig.,
 Ser. 91A                            NR             7.10        8/01/01           700(d)        724,054
----------------------------------------------------------------------------------------
South Carolina  7.2%
Beaufort Cnty. Sch. Dist.,
 Ser. 1997B                          NR             6.50        3/01/01         1,050         1,053,611
Oconee Cnty. Sch. Dist. T.A.N.       NR             4.75        3/15/01         2,000         2,001,176

    See Notes to Financial Statements                                      9

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
South Carolina St Pub. Svc.
 Auth. Rev. Merlots, F.R.W.D.,
 Ser. L                              VMIG1          4.70%       1/03/01    $    5,090    $    5,090,000
South Carolina Trans. Insf.
 Bank Rev., F.R.D.D.                 A1+*           5.05        1/02/01         1,300         1,300,000
Spartanburg Cnty. Sch. Dist. 7
 B.A.N.                              MIG1           4.75        2/15/01         2,500         2,501,618
                                                                                         --------------
                                                                                             11,946,405
----------------------------------------------------------------------------------------
South Dakota  2.0%
Grant Cnty. Poll. Cntrl. Rev.
 Ref. Otter Tail Pwr. Co.
 Proj., F.R.W.D.                     VMIG1          5.15        1/05/01         2,400         2,400,000
South Dakota Stud. Ln. Fin.
 Corp. Ln. Rev. Ser. 94A             NR             6.45        8/01/01         1,000(d)      1,030,194
                                                                                         --------------
                                                                                              3,430,194
----------------------------------------------------------------------------------------
Tennessee  3.0%
Sevier Cnty. Pub. Bldg. Auth.
 Local Gov. Pub. Imprv. Proj.,
 F.R.D.D.                            VMIG1          5.05        1/02/01         5,000         5,000,000
----------------------------------------------------------------------------------------
Texas  0.2%
Pasadena Tax Notes                   NR             6.00        2/15/01           345           345,653
----------------------------------------------------------------------------------------
Vermont  1.4%
Vermont Ind. Dev. Auth. Rev.
 Var. Burlington Pptys. Proj.,
 F.R.W.D., Ser. 88                   A1+*           5.10        1/04/01         2,300         2,300,000
----------------------------------------------------------------------------------------
Virginia  0.7%
Louisa Ind. Dev. Auth. Elect.
 Pwr., Ser. 84                       VMIG1          4.45        2/28/01         1,200         1,200,000
----------------------------------------------------------------------------------------
Washington  1.1%
Port Pasco Econ. Dev. Var.
 Douglas Fruit Company Inc.
 Proj., F.R.W.D., Ser. 96            A1*            5.10        1/04/01         1,815         1,815,000

    10                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Wisconsin  8.1%
Milton Ind. Dev. Rev. New
 England Extrusion Proj.,
 F.R.W.D., Ser. 98                   A1+*           5.15%       1/04/01    $    2,200    $    2,200,000
New Berlin Sch. Dist. T.R.A.N.       NR             4.50        9/14/01         1,850         1,851,233
West Allis T.R.A.N.                  NR             4.50        9/21/01         2,000         2,001,371
Whitefish Bay Sch. Dist.
 T.R.A.N.                            NR             4.50        6/20/01         2,000         2,001,074
Whitewater Ind. Dev. Rev., Trek
 Bicycle, F.R.W.D., Ser. 95          NR             5.10        1/04/01         3,625         3,625,000
Wisconsin St. Hlth. and Edl.
 Facs. Auth. Rev. Auth. Rev.,
 St. Lukes Med. Ctr., Ser. 91        NR             6.60        8/15/01         1,745         1,767,882
                                                                                         --------------
                                                                                             13,446,560
----------------------------------------------------------------------------------------
Wyoming  3.0%
Lincoln Cnty. Poll. Control
 Flex Ref. Pacificrp.,
 F.R.W.D.,
 Ser. 91                             VMIG1          4.90        1/03/01         5,000         5,000,000
                                                                                         --------------
Total Investments  97.6%
 (cost $162,539,796)(c)                                                                     162,539,796
                                                                                         --------------
Other assets in excess of
 liabilities  2.4%                                                                            3,986,462
                                                                                         --------------
Net Assets  100%                                                                         $  166,526,258
                                                                                         --------------
                                                                                         --------------

    See Notes to Financial Statements                                     11

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
 A.M.T.--Alternate Minimum Tax
 A.N.N.M.T.--Annual Mandatory Tender
 B.A.N.--Bond Anticipation Notes
 F.R.D.D.--Floating Rate (Daily) Demand Note(b)
 F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
 F.S.A.--Financial Security Assurance
 G.O.--General Obligation
 Q.T.R.M.T.--Quarterly Monthly Tender
 S.E.M.M.T.--Semi-Annual Mandatory Tender
 T.A.N.--Tax Anticipation Note
 T.E.C.P.--Tax-Exempt Commercial Paper
 T.R.A.N.--Tax and Revenue Anticipation Note

(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.

(d) Prerefunded issues are secured by escrowed cash and direct U.S. government guaranteed obligations.

 * Standard & Poor's Rating.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.

    12                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                             $ 162,539,796
Cash                                                                     56,716
Receivable for Fund shares sold                                       3,843,375
Interest receivable                                                   1,554,413
Prepaid expenses                                                          5,890
                                                                -----------------
      Total assets                                                  168,000,190
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    1,183,303
Accrued expenses                                                         91,152
Dividends payable                                                       107,123
Management fee payable                                                   73,883
Distribution fee payable                                                 18,471
                                                                -----------------
      Total liabilities                                               1,473,932
                                                                -----------------
NET ASSETS                                                        $ 166,526,258
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common Stock, $.01 par value                                   $   1,666,205
   Paid-in capital in excess of par                                 164,860,053
                                                                -----------------
Net assets, December 31, 2000                                     $ 166,526,258
                                                                -----------------
                                                                -----------------
Net asset value, offering price and redemption price
   per share ($166,526,258 / 166,620,537 shares)                          $1.00
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Tax-Free Money Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 7,385,984
                                                                -----------------
Expenses
   Management fee                                                      883,795
   Distribution fee                                                    220,949
   Transfer agent's fees and expenses                                  122,000
   Custodian's fees and expenses                                        66,000
   Reports to shareholders                                              37,000
   Registration fees                                                    35,000
   Audit fee                                                            26,000
   Legal fees and expenses                                              15,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                         1,638
                                                                -----------------
      Total expenses                                                 1,418,382
Less: custodian fee credit                                              (1,650)
                                                                -----------------
Net expenses                                                         1,416,732
                                                                -----------------
Net investment income                                                5,969,252
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,969,252
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Changes in Net Assets

                                                   Year                 Year
                                                   Ended                Ended
                                             December 31, 2000    December 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   5,969,252        $   5,097,107
   Net realized gain on investment
      transactions                                        --                    3
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              5,969,252            5,097,110
                                             -----------------    -----------------
Dividends and distributions to
shareholders                                      (5,969,252)          (5,097,110)
                                             -----------------    -----------------
Fund share transactions (at $1 per share)
   Proceeds from shares sold                     602,574,421          604,058,962
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  5,660,329            4,896,169
   Cost of shares reacquired                    (621,595,449)        (628,233,381)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (13,360,699)         (19,278,250)
                                             -----------------    -----------------
Total decrease                                   (13,360,699)         (19,278,250)
NET ASSETS
Beginning of year                                179,886,957          199,165,207
                                             -----------------    -----------------
End of year                                    $ 166,526,258        $ 179,886,957
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements

      Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements Cont'd.

Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the next $750 million of average daily net assets and
 .375 of 1% of average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended December 31, 2000, the Fund incurred fees of approximately $120,500 for the services of PMFS. As of December 31, 2000, approximately $9,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    1.00
Net investment income and realized gains                                 .034
Dividends and distributions to shareholders                             (.034)
                                                                -----------------
Net asset value, end of year                                        $    1.00
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                         3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 166,526
Average net assets (000)                                            $ 176,759
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .80%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .68%
   Net investment income                                                 3.38%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    18                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights Cont'd.

                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
        .025                 .028                 .030                 .028
       (.025)               (.028)               (.030)               (.028)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.56%                2.83%                3.00%                2.84%
    $179,887             $199,165             $329,812             $333,808
    $202,718             $277,839             $339,825             $403,230
         .81%                 .80%                 .78%                 .80%
         .69%                 .68%                 .66%                 .67%
        2.51%                2.80%                2.97%                2.83%

    See Notes to Financial Statements                                     19

       Prudential Tax-Free Money Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2001
                                                                          20

       Prudential Tax-Free Money Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2000, dividends paid from net investment income of $.034 were all federally tax-exempt interest dividends.

      Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

Prudential Tax-Free Money Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Tax-Free Money Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com        (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Tax-Free Money Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com          (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Tax-Free Money Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com         (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Cusip Number   74436P103

MF103E

(ICON)  Printed on Recycled Paper